SUPPLEMENT TO THE PROSPECTUSES DATED JANUARY 1, 1997
                         FRANKLIN AGE HIGH INCOME FUND
                           (DATED OCTOBER 1, 1996)
                              FRANKLIN VALUE FUND
             (DATED MARCH 1, 1996 AS AMENDED DECEMBER 1, 1996)
                    FRANKLIN GLOBAL GOVERNMENT INCOME FUND
             (DATED MARCH 1, 1996 AS AMENDED DECEMBER 1, 1996)
                    FRANKLIN REAL ESTATE SECURITIES FUND
                       FRANKLIN SMALL CAP GROWTH FUND
                          (DATED SEPTEMBER 1, 1996)

I. As of January 1, 1997, the Fund began offering a third class of shares, designated "Advisor Class." This prospectus describes the Class I and Class II shares of the Fund. Class I, Class II and Advisor Class shares differ as to sales charges, expenses and services. Different fees and expenses will affect performance. Advisor Class shares are described in a separate prospectus relating only to that class. For more information concerning Advisor Class shares, contact your investment representative or Distributors. Additional classes and series of shares may be offered in the future.

II. The discussion under "How Do I Buy Shares? - Cumulative Quantity Discounts Class I Only." is amended by replacing it with the following text:

 To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your shares in other Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

January 1, 1997